UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 14, 2009

SecureCare Technologies, Inc.

(Exact name of registrant as specified in its charter)

NEVADA	0-29804	82-0255758

(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	file number	Identification Number)

1617 W. 6th Street, Suite C, Austin Texas 78703

(Address of principal executive offices)

Registrant’s telephone number, including area code: (512) 447-3700

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: Common
Stock, par value $0.001 per share

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES

          SecureCare Technologies, Inc. (the “Company”) is currently engaged in two private offerings of its common stock. The first offering is for accredited investors to purchase up to 4,000,000 shares of common stock at $0.10 per share (the “Stock Offer”). The second offering is for holders of certain of the Company’s indebtedness represented by $300,000 principal amount of promissory notes to exchange their notes for common stock at the rate of one share for each $0.10 in principal amount of notes outstanding for a total of up to 3,000,000 shares (the “Exchange Offer”). Each offering commenced on February 1, 2009. As of May 14, 2009, the aggregate shares sold in the two offerings exceeded an additional 5% of the Company’s issued and outstanding shares beyond those reported in our Current Report on Form 8-K dated April 30, 2009. As of May 19, 2009, 2,474,264 shares had been sold in the Stock Offer to 22 investors for $247,426 and $300,000 principal amount of promissory notes had been exchanged in the Exchange Offer by 12 note holders for 3,000,000 shares. As a result of these issues, the number of shares of common stock, par value $0.001 per share, that the Company has issued and outstanding has increased from the 7,266,922 reported in our Current Report on Form 8-K dated April 30, 2009 to 7,840,712. If all shares offered in the Exchange Offer and the Stock Offer are issued, the number of shares of common stock, par value $0.001 per share, that the Company has issued and outstanding will increase to 9,366,448. The Company has exercised its right under the subscription agreement in the Stock Offer to extend the Stock Offer through June 30, 2009.

          Each of the offers, the Stock Offer and the Exchange Offer are being conducted pursuant to the exemption provided pursuant to Regulation D under the Securities Act of 1933, as amended, and analogous state laws. The Company did not grant any registration rights to the investors in the offerings.

          The Company will not receive any proceeds from the Exchange Offer and will use the proceeds of the Stock Offer as working capital. The Company incurred only nominal expenses in connection with the two offerings.

ITEM 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits:

10.1	Form of Subscription Agreement for Exchange Offer *
10.2	Form of Revised Subscription Agreement for Stock Offer *

          *Previously Filed

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2009

SecureCare Technologies, Inc.

By: /s/ NEIL BURLEY

Name: Neil Burley
Title: Chief Financial Officer and Principal Financial Officer